UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2016

INTERNATIONAL WESTERN PETROLEUM, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-196492	46-503476
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5525 N. MacArthur Boulevard, Suite 280 Irving, Texas 75038
(Address of principal executive offices)

(855) 809-6900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On June 29, 2016, the board of directors (the “Board”) of International Western Petroleum, Inc. (the “Company”) dismissed GBH CPA’s, PC (“GBH”), as the Company’s independent registered public accounting firm.

GBH’s report on the financial statements for the fiscal years ended February 29, 2016 and February 28, 2015, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle other than the substantial doubt that the Company would continue as a going concern. The reports of GBH were prepared on a going concern basis but the Company's recurring losses from operations and negative cash flows from operating activities raise substantial doubt about its ability to continue as a going concern.

During the fiscal years ended February 29, 2016 and February 28, 2015, and in the subsequent interim periods through June 29, 2016, the date of dismissal of GBH, there were no disagreements between the Company and GBH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GBH, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year. During the fiscal years ended February 29, 2016 and February 28, 2015, and in the subsequent interim period through June 29, 2016, the date of dismissal of GBH, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the above disclosures to GBH and requested GBH to provide it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not GBH agrees with the above disclosures. A copy of GBH’s letter, dated July 11, 2016, confirming its agreement with the disclosures in this Item 4.01 is attached as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

Effective on July 8, 2016, the Board approved the engagement of Anton & Chia, LLP (“A&C”), as the Company’s new independent registered public accounting firm.

During the fiscal year ended February 29, 2016, and the subsequent interim period prior to the engagement of A&C, the Company has not consulted A&C regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter of GBH CPA’s, PC, dated July 11, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL WESTERN PETROLEUM, INC.

Date: July 12, 2016	By:	/s/ Ross Henry Ramsey
Ross Henry Ramsey
Chief Executive Officer